(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

KOREA FUND, INC.
ANNUAL REPORT
SEPTEMBER 30, 1996
CONTENTS


PRESIDENT'S MESSAGE           3    Ned Johnson on investing
                                   strategies.

FUND TALK                     4    The managers' review of fund
                                   performance, strategy and outlook.

INVESTMENT CHANGES            7    A summary of major shifts in the
                                   fund's investments over the past six
                                   months.

INVESTMENTS                   8    A complete list of the fund's
                                   investments with their market
                                   values.

FINANCIAL STATEMENTS          14   Statements of assets and liabilities,
                                   operations, and changes in net
                                   assets,
                                   as well as financial highlights.

NOTES                         18   Notes to the financial statements.

REPORT OF INDEPENDENT         22   The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS          23   Shareholder proxy voting results.

DIVIDENDS AND DISTRIBUTIONS   24   Dividend reinvestment and cash
                                   purchase plan.

OTHER FUND INFORMATION        27   Changes and updates.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT
COMPANY
ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF
ITS COMMON STOCK IN THE OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS,
CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first nine months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: On October 1, 1996, after the period ended, Hokeun Chung became sole portfolio manager of Fidelity Advisor Korea Fund, Inc. Since December 11, 1995, he has co-managed the fund along with William Ebsworth. During that time, however, Hokeun Chung handled day-to-day operations of the fund.
Q. HOW DID THE FUND PERFORM, HOKEUN?
A. For the 12-month period ended September 30, 1996, the fund had a total return of -15.13% based on net asset value. This compares to the -24.65% return of the Korea Stock Exchange Composite Price Index (KOSPI) for the same period. In terms of the fund's market value return - which represents gains or losses in the fund's share price - it returned -5.62% for the past year.
Q. WHAT'S HAPPENED IN THE KOREAN MARKET?
A. Unfortunately, the Korean stock market had one of the worst returns in Asia. Several factors contributed to the negative returns of the market. Korea's economic growth has slowed in comparison to 1995. GNP growth has dropped in part because of deteriorating exports and construction spending. Additionally, falling prices of cyclical commodities, combined with rising prices for imported oil, substantially widened the country's trade deficit. The Korean currency - the won - also depreciated to its lowest level against the U.S. dollar since 1987. This development hurt many Korean corporations because they borrowed so heavily in dollar-denominated debt. Finally, while some sectors of the Korean market had good earnings growth, on an aggregate basis, Korean companies reported very disappointing results.
Q. WHAT SPECIFICALLY CONTRIBUTED TO THE POOR AGGREGATE PERFORMANCE OF KOREAN CORPORATIONS?
A. Samsung Electronics - which is the world's largest manufacturer of DRAM (dynamic random access memory) chips - was hurt by the worldwide depression of chip prices in the face of falling demand and a sizable supply. While demand has picked up recently, it was not enough to help the company during the period. The weak Korean won against the U.S. dollar also eroded Korean corporations' bottom lines as they are heavily geared to the U.S. debt. For example, U.S.-dollar-denominated debt accounts for 54% of Korea Electric Power Corp.'s total debt.
Q. WAS THERE A PARTICULAR SIZE OF COMPANY THAT YOU CONCENTRATED ON DURING THE PERIOD?
A. I've reduced positions in small-capitalization companies (up to $1 billion market capitalization) and rotated into more liquid and fundamentally attractive mid-cap companies ($1 billion to $5 billion). As for large caps, there are only three companies with market capitalization over $5 billion. During the period, the fund was underweighted in two of them - Samsung Electronics and Pohang Iron & Steel - relative to the KOSPI.
Q. WHAT AREAS OF THE MARKET DID YOU EMPHASIZE?
A. Throughout the period, I emphasized the insurance, food and beverage, utility and telecommunications areas. These areas are considered "defensive" sectors - in that they have the potential to grow irrespective of the country's economic climate - and many companies in these areas had attractive valuations. Additionally, I began to add to the fund's position in civil engineering and construction companies since it appeared the government would increase infrastructure investments in order to boost the economy. Also, more specifically, I began buying the stocks of banks based in major Korean cities. These companies became attractive as they began to confront and aggressively write off bad debt.
Q. CAN YOU GIVE US AN EXAMPLE FROM THE AREAS YOU JUST MENTIONED?
A. Sure. The fund's largest holding in the insurance area was Samsung Fire & Marine Insurance. The company has performed relatively well on the strength of a cyclical recovery in Korean insurance companies.
Q. WERE THERE ANY AREAS YOU AVOIDED?
A. With the exception of construction, I avoided cyclical industries such as commodities, petrochemicals, shipbuilding and heavy machinery. The stocks of companies in these areas were hurt as Korea's economic growth appeared slower than expected.
Q. WHAT PARTICULAR CHALLENGES DO KOREAN CORPORATIONS FACE TODAY?
A. The profits of Korea's CHAEBOL - the country's 10 largest industrial conglomerates - have fallen dramatically in the first half of 1996. This is due in part to a slower economy, but also because these companies have some of the highest production costs in the Asia-Pacific region. Much of this has to do with high wage costs and rigid labor laws. For example, unlike large companies in other industrialized nations, employment at the CHAEBOL is regarded by many people as a job for life with such extensive benefits as subsidized housing. Therefore, it would be very expensive and socially difficult to cut production costs by eliminating jobs.
Q. WHAT'S YOUR OUTLOOK?
A. I have an optimistic outlook for the Korean economy given the projections of an improving world economy and rising infrastructure spending. As for the Korean equity market, it appears the weak corporate earnings prospects for 1996 have already been priced into stock prices. Therefore, I'm hopeful that we have seen a bottoming of stock prices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Korean
issuers
TRADING SYMBOL: FAK
START DATE: October 31,
1994
SIZE: as of September 30,
1996, more than $47 million
MANAGER: Hokeun Chung,
since October 1996;
co-manager, December
1995- October 1996; joined
Fidelity in 1994
(checkmark)
HOKEUN CHUNG ON FINANCIAL
DEREGULATION IN SOUTH KOREA:
"Over the past year, the South
Korean government has
made a number of proposals
to make the country's stock
market more attractive to
foreign investors. Last April,
for example, the government
raised the percentage of
shares of a company that a
foreign investor may own
from 15% to 18% and,
effective October 1, 1996,
that limit was raised to 20%."
During the past summer, the
South Korean Finance
Ministry issued a number of
proposals relative to the
nation's financial markets.
Should they become policy,
these proposals would:
(solid bullet)  Eliminate government
control over the volume of
new stock in the market.
Companies and underwriters
would now be able to
determine the timing and
pricing of new equity issues.
(solid bullet) Allow prices to move in a wider trading range. The current daily price range of
6% would be lifted to 8%.
(solid bullet)  Raise the financial
requirements that
companies must meet to be
listed on the Korean Stock
Exchange.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF SEPTEMBER 30, 1996
                                        % OF FUND'S    % OF FUND'S
                                        INVESTMENTS    INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

Korea Electric Power Corp.              12.7           13.7

Korea Mobile Telecommunications         5.2            4.1
Corp.

Samsung Fire & Marine Insurance         5.0            5.6

Sungmi Telecom Co.                      3.9            2.4

Korea Exchange Bank                     2.7            3.0

Shinhan Bank                            2.6            2.4

Suheung Capsule Co. Ltd.                2.6            1.6

Shin Young Securities Co.               2.3            2.8

Hyundai Engineering &                   2.2            2.8
 Construction Co. Ltd.

Oriental Chemical Industries Co. Ltd.   2.0            1.5

TOP TEN MARKET SECTORS AS OF SEPTEMBER 30, 1996
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET
                                                  SECTORS
                                                  6 MONTHS AGO

Finance                            23.1           22.6

Utilities                          18.5           18.3

Construction & Real Estate         12.6           13.4

Basic Industries                   10.7           8.3

Technology                         8.7            7.3

Durables                           5.7            6.9

Nondurables                        4.1            4.4

Energy                             3.8            3.8

Industrial Machinery & Equipment   3.3            4.8

Health                             3.0            2.0

INVESTMENTS SEPTEMBER 30, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.7%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 10.7%
CHEMICALS & PLASTICS - 5.9%
Han Wha Corp. (a)  15,000 $ 228,810
Han Wha Corp. (New)  2,335  24,933
Korea Chemical  1,820  148,729
LG Chemical Ltd.   15,000  187,046
Namhae Chemical Corp.   5,000  329,903
Oriental Chemical Industries Co. Ltd.   26,000  938,015
Oriental Chemical Industries Co. Ltd. (New)  1,031  35,698
Tongyang Nylon Co.   16,000  426,150
Youl Chon Chemical Co.   12,000  461,986
  2,781,270
IRON & STEEL - 3.6%
Dongkuk Steel Mill Co.   8,100  156,901
Pohang Iron & Steel Co. Ltd.   9,875  707,151
Seah Steel Corp.   25,705  737,541
Seah Steel Corp. (New)   2,570  63,161
  1,664,754
METALS & MINING - 1.0%
Young Poong Mining & Construction Corp.   6,000  475,787
PAPER & FOREST PRODUCTS - 0.2%
Shin Poong Paper Manufacturing Co.   3,000  94,431
TOTAL BASIC INDUSTRIES   5,016,242
CONSTRUCTION & REAL ESTATE - 12.6%
BUILDING MATERIALS - 5.0%
Han Kuk Glass  3,000  58,111
Keumkang Ltd.   16,000  912,349
Kohap Ltd.   15,000  127,119
Kyung Dong Boiler Co. Ltd.   15,196  535,356
Kyungwon Century Co. Ltd.   15,000  561,138
Tong Yang Cement Co.   7,000  159,322
  2,353,395
CONSTRUCTION - 4.1%
Chonggu Housing & Construction Corp.   10,000  251,816
Dong Ah Construction Industries Co. Ltd.   31,644  858,143
Dong Ah Construction Industries Co. Ltd. (New)   2,788  71,894
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - CONTINUED
LG Construction Co.   24,000 $ 520,097
Sam Whan Corp.   10,000  203,390
  1,905,340
ENGINEERING - 3.5%
Hyundai Engineering & Construction Co. Ltd. (a)  32,757  1,007,298
Hyundai Engineering & Construction Co. Ltd. (New)  1,907  41,049
Tae Young Corp.   6,700  562,930
  1,611,277
TOTAL CONSTRUCTION & REAL ESTATE   5,870,012
DURABLES - 5.7%
AUTOS, TIRES, & ACCESSORIES - 4.0%
Dong-A Precision Machinery  5,100  112,990
Dong-A Precision Machinery RFD (a)  1,055  19,669
Hyundai Motor Service Co. Ltd.   13,789  442,383
Hyundai Motor Service Co. Ltd. (New)   1,790  40,199
Hyundai Motor Co. Ltd.   17,000  596,852
Mando Machinery Corp.   14,000  647,458
  1,859,551
CONSUMER ELECTRONICS - 0.4%
LG Electronics  10,000  174,334
TEXTILES & APPAREL - 1.3%
BYC Co. Ltd.   3,250  401,332
Dainong Corp.   20,000  134,383
Vivien Corp.   1,050  99,153
  634,868
TOTAL DURABLES   2,668,753
ENERGY - 3.8%
COAL - 1.9%
Samchully Co.   8,000  658,596
Samchully Co. (New) (bonus issue 3/96)  2,256  174,799
Samchully Co. (New) (subscription offer 3/96)  902  68,797
  902,192
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - 1.9%
Daesung Industrial Co. Ltd.   5,000 $ 354,116
Daesung Industrial Co. Ltd. (New) RFD (a)  3,148  216,854
Ssangyong Oil Refining  5,000  115,012
Yukong Ltd.   7,839  199,297
Yukong Ltd. (rights) (a)  485  -
  885,279
TOTAL ENERGY   1,787,471
FINANCE - 23.1%
BANKS - 10.9%
Cho Hung Bank Co. Ltd.   27,186  296,216
Commercial Bank of Korea Co.  44,690  409,568
Hana Bank RFD  3,745  57,127
Hanil Bank  50,000  478,208
Housing & Commercial Bank (New) (a)  14,959  353,148
Korea Exchange Bank  110,000  1,266,465
Kookmin Bank  21,821  473,775
Korea Long Term Credit Bank  15,000  346,852
Kyung Nam Bank  15,000  190,678
Shinhan Bank  52,934  1,223,506
  5,095,543
CREDIT & OTHER FINANCE - 0.8%
Samsung Securities Co. Ltd.  12,300  339,516
Samsung Securities Co. Ltd. (New) RFD (a)  1,968  47,651
  387,167
INSURANCE - 6.6%
Dongbu Insurance Co. Ltd. (a)  5,000  190,678
International Fire & Marine Insurance  3,500  224,153
Korea Reinsurance Co.   9,360  273,094
Korea Reinsurance Co. (New)   2,199  58,037
Samsung Fire & Marine Insurance  4,400  2,343,826
  3,089,788
SECURITIES INDUSTRY - 4.8%
Dongwon Securities Co. Ltd.   35,000  584,746
Daewoo Securities Co. Ltd.   26,410  559,534
Shin Young Securities Co.   50,000  1,089,589
  2,233,869
TOTAL FINANCE   10,806,367
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - 3.0%
DRUGS & PHARMACEUTICALS - 3.0%
Dong-A Pharmaceutical Co. Ltd.   8,060 $ 184,424
Suheung Capsule Co. Ltd.   19,750  1,217,040
  1,401,464
INDUSTRIAL MACHINERY & EQUIPMENT - 3.3%
ELECTRICAL EQUIPMENT - 0.9%
Samsung Electro-Mechanics Co. Ltd.   10,000  263,923
Samsung Electro-Mechanics Co. Ltd. (New) (bonus issue 2/96)  6,844  170,686
  434,609
INDUSTRIAL MACHINERY & EQUIPMENT - 2.4%
Hyundai Precision Industry Co. Ltd.   25,000  523,608
Keyang Electric Machinery Co. Ltd.  8,500  179,056
Keyang Electric Machinery Co. Ltd. (New)  1,704  30,532
Rocket Electric  10,000  376,513
  1,109,709
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,544,318
MEDIA & LEISURE - 0.9%
LODGING & GAMING - 0.6%
Hotel Shilla  30,000  294,189
PUBLISHING - 0.3%
Samseong Publishing  5,000  110,775
TOTAL MEDIA & LEISURE   404,964
NONDURABLES - 4.1%
BEVERAGES - 0.7%
Chosun Brewery Co. Ltd. (a)  9,785  306,818
FOODS - 2.5%
Cheil Foods & Chemical Industries  12,000  688,620
Haitai Confectionery   15,000  159,806
Ottogi Foods Co. Ltd.   12,000  325,424
  1,173,850
HOUSEHOLD PRODUCTS - 0.9%
Han Kook Cosmetics Industriy  15,000  432,203
TOTAL NONDURABLES   1,912,871
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - 2.2%
GENERAL MERCHANDISE STORES - 1.5%
Shinsegae Department Store  11,000 $ 625,908
Shinsegae Department Store (New)  1,547  82,407
  708,315
TRADING COMPANIES - 0.7%
Daewoo Corp.   2,500  20,581
Hae In Corp.   5,000  293,584
  314,165
TOTAL RETAIL & WHOLESALE   1,022,480
TECHNOLOGY - 8.7%
COMMUNICATIONS EQUIPMENT - 1.5%
Lg Information & Communications Ltd.   5,000  614,407
Lg Information & Communications Ltd. (New) (a)  912  109,308
  723,715
ELECTRONIC INSTRUMENTS - 4.2%
Lg Cable & Machinery Ltd.   8,000  146,247
Lg Cable & Machinery Ltd. (rights) (a)  1,280  -
Sungmi Telecom Co.   7,300  1,811,744
  1,957,991
ELECTRONICS - 3.0%
Samsung Electronics Co. Ltd.:
 (vtg.)  4,000  313,802
 (bonus issue 3/96) (a)  7,208  542,782
 GDS (vtg.) (bonus issue 3/96) (a)  9  335
SAMSUNG Display Divices  8,000  496,852
SAMSUNG Display Divices (subscription offer 4/96)   751  45,005
  1,398,776
TOTAL TECHNOLOGY   4,080,482
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.2%
Korean Air  4,460  97,191
SHIPPING - 0.9%
Global Enterprises   4,450  414,831
TOTAL TRANSPORTATION   512,022
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - 18.5%
CELLULAR - 5.2%
Korea Mobile Telecommunications Corp.   2,080 $ 2,431,787
ELECTRIC UTILITY - 13.3%
Korea Electric Power Corp.   180,000  5,949,154
Kyung Nam Energy Co. Ltd.   5,000  278,450
  6,227,604
TOTAL UTILITIES   8,659,391
TOTAL COMMON STOCKS
(Cost $53,169,499)   45,686,837
REPURCHASE AGREEMENTS - 2.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.72%, dated
9/30/96 due 10/1/96 $ 1,073,170   1,073,000

TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $54,242,499)  $ 46,759,837
LEGEND
1. Non-income producing
INCOME TAX INFORMATION
At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $54,242,499. Net unrealized depreciation aggregated $7,482,662, of which $4,592,806 related to appreciated investment securities and $12,075,468 related to depreciated investment securities.
At September 30, 1996, the fund had a capital loss carryforward of approximately $3,725,000 all of which will expire on September 30, 2004. The fund intends to elect to defer to its fiscal year ending September 30, 1997 approximately $2,332,000 of losses recognized during the period November 1, 1995 to September 30, 1996.
For the period, interest and dividends from foreign countries were $674,079. Taxes accrued or paid to foreign countries were $109,971. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 SEPTEMBER 30, 1996

ASSETS

Investment in securities, at value (including repurchase                     $ 46,759,837
agreements of $1,073,000) (cost $54,242,499) -
See accompanying schedule

Cash                                                                          320

Receivable for investments sold                                               764,580

Dividends receivable                                                          4,549

Deferred organization expenses                                                96,778

 TOTAL ASSETS                                                                 47,626,064

LIABILITIES

Payable for investments purchased                                $ 150,634

Accrued management fee                                            40,400

Other payables and accrued expenses                               253,706

 TOTAL LIABILITIES                                                            444,740

NET ASSETS                                                                   $ 47,181,324

Net Assets consist of:

Paid in capital                                                              $ 60,816,311

Accumulated undistributed net realized gain (loss) on                         (6,148,766)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                 (7,486,221)
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 4,407,093 shares outstanding                                 $ 47,181,324

NET ASSET VALUE per share ($47,181,324 (divided by) 4,407,093                 $10.71
shares)


STATEMENT OF OPERATIONS

 YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME                                                         $ 674,079
Dividends

Interest                                                                   31,375

                                                                           705,454

Less foreign taxes withheld                                                (109,971)

 TOTAL INCOME                                                              595,483

EXPENSES

Management fee                                             $ 536,280

Transfer agent fees                                         12,266

Administration fees and expenses                            107,388

Directors' compensation                                     39,135

Custodian fees and expenses                                 137,633

Audit                                                       74,349

Legal                                                       6,755

Amortization of organization expenses                       31,500

Reports to shareholders                                     2,563

Miscellaneous                                               16,979

 Total expenses before reductions                           964,848

 Expense reductions                                         (3,781)        961,067

NET INVESTMENT INCOME (LOSS)                                               (365,584)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (2,504,428)

 Foreign currency transactions                              (52,070)       (2,556,498)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (5,496,231)

 Assets and liabilities in foreign currencies               (3,559)        (5,499,790)

NET GAIN (LOSS)                                                            (8,056,288)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ (8,421,872)
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      OCTOBER 31, 1994
                                                         SEPTEMBER 30,   (COMMENCEMENT
                                                         1996            OF OPERATIONS) TO
                                                                         SEPTEMBER 30,
                                                                         1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ (365,584)     $ (93,749)
Net investment income (loss)

 Net realized gain (loss)                                 (2,556,498)     (3,731,803)

 Change in net unrealized appreciation (depreciation)     (5,499,790)     (1,986,431)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (8,421,872)     (5,811,983)
FROM OPERATIONS

Share transactions                                        -               61,415,179
Net proceeds from sales of shares

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (8,421,872)     55,603,196

NET ASSETS

 Beginning of period                                      55,603,196      -

 End of period                                           $ 47,181,324    $ 55,603,196

OTHER INFORMATION                                         -               4,407,093
Shares sold


FINANCIAL HIGHLIGHTS
      YEAR ENDED      OCTOBER 31, 1994
      SEPTEMBER 30,   (COMMENCEMENT
                      OF OPERATIONS) TO
                      SEPTEMBER 30,

      1996            1995


SELECTED PER-SHARE DATA E

Net asset value, beginning of period                           $ 12.62     $ 14.10

Income from Investment Operations

 Net investment income (loss)                                   (.08)       (.02)

 Net realized and unrealized gain (loss)                        (1.83)      (1.30)

 Total from investment operations                               (1.91)      (1.32)



Offering expenses                                               -           (.16)

Net asset value, end of period                                 $ 10.71     $ 12.62

Market value, end of period                                    $ 10.50     $ 11.125

TOTAL RETURN B, J

 Market value G                                                 (5.62)%     (25.83)%
                                                                           C

 Net asset value D                                              (15.13)%    (9.47)% F

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 47,181    $ 55,603

Ratio of expenses to average net assets                         1.80%       1.88% A

Ratio of expenses to average net assets after expense           1.79% I     1.88% A
reductions

Ratio of net investment income (loss) to average net assets     (.68)%      (.19)%
                                                                           A

Portfolio turnover rate                                         28%         25% A

Average commission rate H                                      $ .1420


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C TOTAL MARKET VALUE RETURN INCLUDES THE ONE TIME SALES LOAD OF 6% PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING.
D TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF THE OFFERING EXPENSES OR THE ONE TIME SALES LOAD.
G TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
J THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Korea Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as a non-diversified closed-end management investment company. The fund issued 7,093 shares of its common stock to Fidelity Management & Research Company (FMR) on October 20, 1994 for an aggregate purchase price of $100,011. On October 31, 1994, the fund issued 4,400,000 shares of common stock in its initial public offering.
There are 100,000,000 shares of $.001 par value common stock authorized. Commencing in the first calendar quarter of 1998, and on each calendar quarter thereafter, the Board of Directors of the fund may, under certain circumstances, conduct a tender offer to repurchase ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION.
The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization and offering expenses in connection with its initial issuance of shares. The organization expenses of $157,276 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. The offering expenses of $724,832 were paid from the proceeds of the offering and charged to capital.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the
Plan),
shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, and losses deferred due to excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income (loss) and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments and foreign
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offerings. The full or a portion of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount plus the remaining amount of issue price is recorded as cost of investments.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES
OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $14,468,354 and $15,688,783, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment manager, FMR receives a monthly fee that is computed daily at an annual rate of 1.00% of the fund's average net assets.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity Service Co. (FSC), a division of FMR Corp., has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC receives a monthly fee at an annual rate of .20% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $3,781 under this arrangement.
6. SUBSEQUENT EVENT.
On October 11, 1996, the fund filed a registration statement with the SEC regarding a proposed rights offering to holders of the fund's common stock. The record date for the proposed rights offering will be the close of business on November 15, 1996. As indicated in the registration statement, the fund proposes issuing to its record-date shareholders non-transferable rights that entitle shareholders to subscribe for shares of the fund's common stock. The terms of the proposed rights offering will be determined before the registration statement becomes effective. The Board of Directors of the fund have not yet approved this proposed rights offering.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders of Fidelity Advisor Korea Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund, Inc. at September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 7, 1996
PROXY VOTING RESULTS


The annual meeting of the fund's shareholders was held on June 19, 1996. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect two Class II Directors (Messrs. Burkhead and Yunich) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1999, or until their successors are duly elected and qualified.
 # OF % OF
 SHARES VOTED SHARES VOTED
J. GARY BURKHEAD (CLASS II DIRECTOR)
Affirmative     2,528,738    94.482

Withheld        147,690      5.518

TOTAL           2,676,428    100.000

DAVID L. YUNICH (CLASS II DIRECTOR)
Affirmative     2,528,638    94.478

Withheld        147,790      5.522

TOTAL           2,676,428    100.000

PROPOSAL 2
To ratify the selection of Price Waterhouse LLP as independent accountants of the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     2,525,928    94.071

Against         25,400       .946

Abstain         133,800      4.983

TOTAL           2,685,128    100.000

DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
FOREIGN OWNERSHIP LIMIT CHANGE. Korean law restricts foreign ownership of Korean stocks. Effective October 1, 1996, the Korean-law restriction on foreign ownership of any issuer was increased from 18% to 20%.
CUSTODIAN. The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.





ADDRESS
Fidelity Advisor Korea Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d,
Director and President
J. Gary Burkhead, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
William Ebsworth, Vice President
Billy W. Wilder, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
Pradip Darooka, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(registered trademark)